UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012 (April 19, 2012)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in its charter)

                                                                                                       Maryland                                                                                           333-154750                                                                                                26-3455189

                                                      (State or other jurisdiction of incorporation or organization)                                          (Commission File Number)                                                            (I.R.S. Employer Identification No.)

 ____________________________________________

                                            2909 Hillcroft, Suite 420, Houston, Texas                                                                                                                                77057

                                             (Address of principal executive offices)                                                                                                                              (Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On April 19, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”) entered into a Real Estate Sale Agreement with Regency Centers, LP, relating to the acquisition of Cooper Street Plaza (the Cooper Street Property”), a 127,696 square foot retail shopping center located in Arlington, Texas for an aggregate purchase price, as amended, of $10,162,500.

The acquisition of the Cooper Street Property is subject to certain conditions to closing, including the absence of a material adverse change to the Cooper Street Property prior to the acquisition date.

The material items of the agreements described herein, including amendments thereto, are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Real Estate Sale Agreement, dated as of March __, 2012, by and between Regency Centers, L.P. and Hartman Short Term Income Properties XX, Inc.
10.2	First Amendment to Real Estate Sale Agreement, dated as of April 19, 2012, by and between Regency Centers, L.P. and Hartman Short Term Income Properties XX, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: April 25, 2012	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
10.1	Real Estate Sale Agreement, dated as of March __, 2012, by and between Regency Centers, L.P. and Hartman Short Term Income Properties XX, Inc.
10.2	First Amendment to Real Estate Sale Agreement, dated as of April 19, 2012, by and between Regency Centers, L.P. and Hartman Short Term Income Properties XX, Inc.